LatAm
LOGISTIC PROPERTIES

STRICTLY CONFIDENTIAL | March 2024

LatAm Logistic Properties

Investor Day Presentation



Disclaimer *(1/2)*

This investor presentation (together with the oral remarks in connection herewith, the "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to an investment in connection with the proposed business combination (the "Business Combination") among two, a Cayman Islands exempted company ("TWOA"), LatAm Logistic Properties, S.A., a Panamanian corporation (together with its subsidiaries, "LLP"), and Logistic Properties of the Americas, a Cayman Islands exempted company that is to become the post-closing public holding company for LLP and TWOA ("Pubco"). On August 15, 2023, TWOA, LLP, Pubco entered into a definitive business combination agreement (as may be amended, supplemented and/or restated from time to time in accordance with its terms, the "Business Combination Agreement") with other parties named therein. On March 12, 2024, the Registration Statement on Form F-4, as amended (File No. 333-275972) (the "Registration Statement"), filed by Pubco in connection with Business Combination, was declared effective by the Securities and Exchange Commission (the "SEC"). The information contained herein does not purport to be all-inclusive and none of LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, makes any representation or warranty, express or implied, as to the accuracy, fairness, completeness or reliability of the information contained in this Presentation, and liability therefore is expressly disclaimed. Accordingly, none of LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, takes any responsibility for, or will accept any liability, whether direct or indirect, express or implied, contractual, tortious, statutory or otherwise, with respect to the accuracy or completeness of the information in this Presentation or for any of the opinions, estimates, projections, forecasts, targets, or prospects contained in this Presentation or for any errors, omissions or misstatements or for any loss, howsoever arising from this Presentation While the information contained in this Presentation has been prepared in good faith, none of LLP, TWOA or Pubco has verified, or will verify, any part of this Presentation. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such external information. The recipient should make its own independent investigations and analyses of LLP and its own assessment of all information and material provided, or made available, by LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors.

This Presentation is not a prospectus, product disclosure statement or any other offering or disclosure document under any other law. The information contained herein is of a general background nature and does not purport to be exhaustive, all-inclusive or complete. For example, it does not contain all of the information that may be required to make a full analysis of LLP or the Business Combination, nor does it purport to contain all of the information that an investor may require in evaluating a possible investment in LLP, TWOA or Pubco, nor does it contain all of the information which would be required to be disclosed in a prospectus, product disclosure statement or any other offering or disclosure document under any other law.

This Presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this Presentation shall not be taken as any form of commitment on the part of LLP, TWOA, Pubco or their respective shareholders to proceed with a transaction, and no offers will subject LLP, TWOA or their respective shareholders to any contractual obligations before definitive documentation has been executed. LLP and TWOA reserve the right at any time without prior notice and without any liability to (i) negotiate with one or more prospective investors in accordance with any timetable and on any terms that LLP or TWOA may decide, (ii) provide different information or access to information to different prospective investors, (iii) enter into other definitive documentation and (iv) terminate the process, including any negotiations with any prospective investor without giving any reasons therefor.

Forward-Looking Statements

This Presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of forward-looking financial information or metrics in this Presentation should not be construed as a commitment by LLP or TWOA to provide guidance on such information in the future. Certain statements in this Presentation may be considered forward-looking statements within the meaning of federal securities law. Forward-looking statements include, without limitation, statements about future events or LLP's, TWOA's or Pubco's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which LLP operates and anticipated growth in demand for LLP's products and solutions, the anticipated size of LLP's addressable market and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma," "may," "should," "could," "might," "plan," "possible," "project," "strive," "budget," "forecast," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue," or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of LLP, Pubco and TWOA are based on current expectations, estimates, forecasts, and projections about the industry in which LLP operates, as well as the beliefs and assumptions of LLP's management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond LLP's, Pubco's or TWOA's control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, LLP's and Pubco's actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and LLP, Pubco and TWOA therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LLP and its management, TWOA and its management, and Pubco and its management as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP's, TWOA's or Pubco's control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the outcome of any legal proceedings that may be instituted against LLP, TWOA, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of TWOA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the business combination agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) LLP's and Pubco's ability to manage growth; (vi) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of LLP as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or LLP to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws, regulations, political and economic developments; (xi) the possibility that LLP or Pubco may be adversely affected by other economic, business and/or competitive factors; (xii) LLP's estimates of expenses and profitability; and (xiii) other risks and uncertainties set forth in the filings by TWOA or Pubco with the SEC. There may be additional risks that neither LLP nor TWOA presently know or that LLP and TWOA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of LLP, Pubco or TWOA speak only as of the date they are made. None of LLP, Pubco or TWOA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

LLP, TWOA and Pubco disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed.

Disclaimer *(2/2)*

LatAm LOGISTIC PROPERTIES

Industry and Market Data

This Presentation also contains estimates and other statistical data made by independent parties which they believe to be reliable and by LLP, Pubco or TWOA relating to market size and growth and other data about LLP's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which LLP or Pubco operates are necessarily subject to a high degree of uncertainty and risk. None of LLP, Pubco or TWOA has not independently verified the accuracy or completeness of the independent parties' information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such independent information.

Trademarks

LLP owns or has rights to various trademarks, service marks and trade names used in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies or third parties, which are the property of their respective owners. LLP's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or symbols, but LLP will assert, to the fullest extent under applicable law, the rights of the applicable owners to these trademarks, service marks, trade names and copyrights.

Financial Measures

Certain financial information contained herein is unaudited and is based on internal records and/or estimates. This Presentation also contains unaudited alternative financial measures that are measures of financial performance not calculated in accordance with generally accepted accounting principles in the United States (or international financial reporting standards ("IFRS")) and should not be considered as replacements or alternatives to net income or loss, cash flow from operations or other measures of operating performance or liquidity of LLP. These alternative financial measures should be viewed in addition to, and not as a substitute for, analysis of LLP's results reported in accordance with IFRS or otherwise. Notwithstanding these limitations, and in conjunction with other accounting and financial information available, LLP's management considers the alternative financial measures contained in this Presentation (including EBITDA, EBITDA margin, Net Debt, Net Operating Income (NOI), Enterprise Value, Equity Value, Net Debt, Yield-to-cost, and Return on Equity (ROE)) reasonable indicators for comparisons between LLP and LLP's principal competitors on the market. These alternative financial measures are used by market participants for comparative analysis, albeit with certain limitations as analytical tools, of the results of businesses in the sector and as indicators of LLP's capacity to generate cash flows. Nevertheless, alternative financial measures do not have any standardized meaning and therefore may not be comparable to similar measures presented by other companies. You should review LLP's audited financial statements, which are included in the Registration Statement.

Additional Information

This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Pubco has filed with the SEC the Registration Statement, which contains the proxy statement of TWOA and a prospectus of Pubco, and was declared effective by the SEC. This Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. LLP's and TWOA's shareholders and other interested persons are advised to read the Registration Statement, including the definitive proxy statement, any amendments thereto, and any other documents filed in connection with the Business Combination, as these materials contain important information about LLP, TWOA, Pubco and the Business Combination. The definitive proxy statement, filed with the SEC by TWOA on March 13, 2024, and related materials for the Business Combination were mailed to shareholders of TWOA as of March 4, 2024. Shareholders may also obtain copies of the Registration Statement, including the proxy statement and other documents filed with the SEC, without charge at the SEC's website at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665.

Participants in the Solicitation

TWOA and its directors and executive officers may be deemed participants in the solicitation of proxies from TWOA's shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Business Combination is contained in TWOA's filings with the SEC and in the Registration Statement.

LLP, Pubco and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TWOA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov.

Non-Solicitation

This Presentation, the information contained in this Presentation or any related oral presentation is for informational purposes only to assist interested parties in making their own evaluation and does not constitute, or form part of, (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer or invitation to sell, a solicitation of an offer to subscribe for, purchase or otherwise acquire any securities or a recommendation to purchase any security of LLP, TWOA, Pubco or any of their respective affiliates, nor shall this Presentation, or the fact of its communication, form the basis of, or be relied upon in connection with, or act as any inducement to enter into any contract or commitment whatsoever with respect to such securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, financial, regulatory, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Today's Presenters

LatAm LOGISTIC PROPERTIES

TWO



Esteban Saldarriaga
CEO

- Previous LLP Board member, and Principal on the Investment Team at Jaguar, a global private equity firm
- Significant experience in real estate operating companies, infrastructure, and hard-asset sectors

JAGUAR GROWTH PARTNERS J.P.Morgan Ashmore GLORIA



Annette Fernández
CFO

- Longtime LLP executive and former VP of Financial Operations and Investor Relations for FIBRA Prologis
- Experienced in investor relations and financial structuring

PROLOGIS pwc



Tom Hennessy
Chairman & CEO

- Proven SPAC sponsor
- Managing Partner – Hennessy Capital Growth Strategies
- Former Board Director of Porch Group (Nasdaq: PRCH)

HENNESSY CAPITAL ADIA Porch Group equity international

Industrial Real Estate Investment Thesis

Significant Industrial RE Demand Drives Asset Appreciation[1]

Global Industrial Rent Index and Capital Value Index (Q12003=100)



Industrial Rent
Industrial Capital Value
+300%
380
340
300
260
220
180
140
100
60
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

E-Commerce Expected to Continue to be a Strong Tailwind[2]



E-Commerce as % of Retail Goods Sold
~8x Growth
25%
20%
15%
10%
5%
0%
2010
2014
2018
2022
2025E

Industrial's Share of Total RE Investment at All-Time High[3]



Logistics and Industrial (US$ bn)
% Share of Total
200
150
100
50
0
25%
20%
15%
10%
5%
0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21

Rents Remain a Fraction of Total Supply Chain Costs[4]

Distribution of Supply Chain Costs %



45-55%
Transportation
25-30%
Labor
20-25%
Inv. Costs
Rent~5%

1%
Cost savings in transportation and labor

=

~15%
Increased capacity for rent

Notes: (1) CBRE Research; (2) U.S. Census Bureau, Euromonitor, Prologis Research forecast; (3) JLL Research; (4) Deloitte, AT Kearney, IMS Worldwide, public company filings, Prologis Research

LatAm
LOGISTIC PROPERTIES

LatAm Logistic Properties is a leading developer, owner and manager of institutional quality Class A industrial and logistics real estate in Central and South America. LLP is one of the only institutional industrial platforms operating across the region.[1]



DEVELOPER	OWNER	ACQUIRER	MANAGER
Development and construction[2] of properties in the land bank	Asset ownership on a long-term basis	Acquisition of stabilized assets	Leasing and management[3] of assets

LatAm Parque Logístico Calle 80, Tenjo, Colombia

Notes: (1) Most of the real estate companies and funds in Costa Rica, Colombia and Peru do not focus exclusively on the industrial segment (they have a presence in retail, hotels, etc.) and do not have a regional presence; (2) Construction is outsourced to specialized suppliers; (3) Relationship with tenants and administration of logistics parks

LLP at a Glance[1]

LatAm LOGISTIC PROPERTIES

653,798 sqm
Gross Leasable Area[2]

~99.4%
Occupancy[3]

77.8%
US$-denominated Leases[4]

SAN JOSE, COSTA RICA

Operating GLA (sqm)	Landbank GLA (sqm)
231,551	-

BOGOTA, COLOMBIA

Operating GLA (sqm)	Landbank GLA (sqm)
116,631	101,300

LIMA, PERU

Operating GLA (sqm)	Landbank GLA (sqm)
102,016	102,300



Current Operations
Expansion Plans

5.1 years
Avg. remaining lease life[5]

US$36 mm
Jun-23 NOI Under Contract[6][7]

36%
Cash NOI[7] Growth 2Q23 – 2Q22

Example Properties



Logistic Park Coyol I, Alajuela, Costa Rica



Logistic Park Calle 80, Bogota, Colombia



Logistic Park Lurin I, Lima, Peru

Notes: (1) All figures are as of 2Q23. 2Q23 financials are unaudited and exclude contract with Exito; (2) Includes 434,598 sqm of operating GLA and 219,200 sqm of inventory and landbank GLA; (3) For fully stabilized assets; (4) Based on NOI under contract as of June-23 annualized; (5) Remaining lease life weighted average by leased area; (6) Includes the annualized NOI of signed leases as of Jun-23 that are in place or about to be delivered in the next 12 months; (7) NOI is a non-IFRS measure

Proven Track Record of Performance and Growth

LatAm LOGISTIC PROPERTIES

Operating GLA (sqm in thousands)


CR
COL
PER
CAGR: 30%
173
13%
74%
14%
191
12%
76%
12%
315
25%
24%
51%
375
25%
28%
47%
435
23%
27%
50%
2019
2020
2021
2022
June 2023(1)

NOI Under Contract(2)(3) (US$ mm)


CAGR: 34%
13
24
31
34
35.9
2019
2020
2021
2022
June 2023(1)

EBITDA Margin & Debt Leverage Ratio(2)


EBITDA Margin (%)
Net Debt / Annualized EBITDA (x)
49%
63%
66%
69%
75%
26%+
15.6x
9.6x
10.5x
9.1x
8.7x
-6.9x turns
2019
2020
2021
2022
June 2023(1)

Notes: (1) 2Q23 financials are unaudited and exclude contract with Exito; (2) NOI, EBITDA, EBITDA Margin, and Net Debt are non-IFRS measures; (3) Includes the annualized NOI of signed leases as of Jun-23 that are in place or about to be delivered in the next 12 months
Source: Company Information

LLP Develops to U.S. Institutional Standards

LatAm LOGISTIC PROPERTIES

Facility Specifications

INTERIOR


Natural Light
NFPA Fire Protection System
Clear Height: 12 meters (~39 feet)
Floor Capacity: 5-7 Tons / sqm
Optimized Distance between Columns
LatAm Parque Logístico Lima Sur, Lima, Perú

LLP Develops to U.S. Institutional Standards

Facility Specifications

EXTERIOR


KUEHNE+NAGEL
Platforms:
1 per 470 sqm
(~5,059 sft)
Shared Truck Maneuvering
Yard: 57 meters (~187 feet)
Container Parking
Exclusive Truck Maneuvering
Yard: 38 meters (~125 feet)
LatAm Parque Logístico Calle 80, Tenjo, Colombia

LLP is a Differentiated, Vertically Integrated Industrial Platform in Central and South America

LatAm Logistic Properties

Category[(1)]	LatAm Logistic Properties	Competitors		Regional Benchmarks		
		Colombia	Peru	Mexico	Mexico	Brazil
		pei	BSF Bodegas San Francisco	vesta	Fibra Prologis	log
Diversification across Latin America	✓	✗	✗	✗	✗	✗
Class A Industrial Real Estate Focused	✓	✗	✗	✓	✓	✓
Local Expertise	✓	✓	✓	✓	✓	✓
Access to US / Global Capital	✓	✗	✗	✓	✓	✗
Relationship with Multinationals	✓	✗	✗	✓	✓	✓
Build-to-Suit Solutions	✓	✓	✗	✓	✓	✓
Speed-to-Market	✓	✗	✗	✓	✓	✓
Contractual Sophistication	✓	✗	✗	✓	✓	✗

Notes: (1) The information reflects the Company's market perception
Source: Company Information

LLP is a Market Leader in the Central and South American Region...

LatAm LOGISTIC PROPERTIES

Category	CR, Col, Peru LatAm	Mexico VESTA	Mexico FIBRA PROLOGIS	Mexico TERRAFINA	Mexico FUNO	Brazil log
Logistics GLA *(sqm in thousands)*	~407[1]	1,265	2,419	982	5,077	884
Logistic Exposure *(% Logistic GLA)*	94%	40%	60%	26%	46%	75%
US$ Exposure *(%)* US$ / Non-US$	22% / 78%	13% / 87%	34% / 66%	3% / 97%	22% / 78%	100%
Occupancy Rate *(%)*	99%[2]	95%	98%	97%	94%	99%
Avg.Rate / SQM[3] *(US$; Monthly)*	$6.6	$6.3	$6.2	$6.4	$5.6	$3.9
WAULT[4] *(Years)*	5.1	4.9	2.6	3.7	4.2	8.7

Notes: Figures for LLP as of June 2023 (excluding contract with Exito); figures for peers as of 1Q2023; (1) GLA corresponds to logistics contracts; (2) For fully stabilized assets; (3) Figure for LLP corresponds to NOI. Total average rent is ~5% higher; (4) Weighted Average Unexpired Lease Term

...with 50+ Coveted Tenant Relationships...

LatAm LOGISTIC PROPERTIES

LLP's differentiated Class A product and geographic diversification make it the ideal partner to large multinationals and respected regional / local players

Selected Tenants

IKEA
SAMSUNG
alicorp
KUEHNE+NAGEL
KraftHeinz
Expeditors
DHL
Cargill
natura
PEQUEÑO MUNDO
HOLCIM
REX CARGO
grupo éxito
GFI Grupo Farmanova Intermed
CALOX
PRICESMART Membership Shopping
ampm
falabella.
indurama
RANSA

Source: Company information

...and a Diversified Geographic and Tenant Portfolio

LatAm LOGISTIC PROPERTIES

Tenant base with low customer concentration and high exposure to resilient and e-commerce segments

Operating GLA



Peru
24%
435K sqm(1)
50%
Costa Rica
Colombia
27%

Tenant Breakdown

(Based on NOI under contract, %)[2]



alicorp
Others
58%
US$ 36 mm(2)
6%
6%
6%
6%
5%
5%
4%
4%
IKEA
natura
REX CARGO
induroma

Tenant Industry

(Based on Operating GLA, %)



Others
Manufacturing
7%
6%
Consumer Goods
31%
3PL
27%
435K sqm(1)
30%
Retailer

Lease Expiration

(Based on leased area, %)



0-1 year
1%
1-3 years
28%
3-5 years
38%
Jun-23
31%
5+ years

Notes: (1) As of June 2023 excluding contract with Exito; and landbank; (2) Corresponds to NOI under contract as of June 2023. NOI is a non-IFRS measure
Source: Company Information

Case Studies

LatAm LOGISTIC PROPERTIES

KÜHNE+NAGEL

LLP delivers modernized supply chain and improved efficiency for Kuhne+Nagel in Peru and Colombia



- Kuhne+Nagel had their operations in a poorly designed facility in Peru with inadequate configuration and low efficiency
- **Moves to LLP Parque Logistico Lima Sur** to achieve goals of **improving throughput and efficiency per cubic meter**
- Lease term: 5 Years



- Chose **LLP Parque Logistico Calle 80 Colombia** as a **build to suit solution in Bogota as part of its modernization strategy**
- Objectives included new **efficient** facilities with **green building certification, a strategic location, and state-of-the-art facilities**
- Lease term: 5 Years

natura

LLP solves Natura's requirement for modern warehouse space with cutting-edge technologies and automated systems across multiple markets



- Natura needed a new warehouse to implement automated logistic processes with sustainable standards
- **Moved to** a 16,000 sqm warehouse and 420 sqm office space in **LLP Parque Logistico Lima Sur** with EDGE™ green building certifications
- Lease term: Until 2030



- **Natura then chose LLP Parque Logistico Coyol I** to expand its Costa Rican operations
- Lease term: Until 2025
- Natura is currently evaluating expansion possibilities in Colombia

Source: Company information

Attainable Business Plan in the Near-Term

LatAm LOGISTIC PROPERTIES

LLP plans to increase its GLA ~2x in the near-term, through development and acquisition in its current markets (Costa Rica, Peru, Colombia)

GLA Expansion



(sqm in thousands)
Development of Pre-stabilized GLA
~40-50k sqm
Development of owned landbank
~ 200-225k sqm
Development of future land in current markets
~ 40-50k sqm
Asset acquisitions in current markets
~ 80-120k sqm
1
2
3
4
400+
Signed and under construction
Land controlled
Land under negotiation
750-850
2023 Stabilized GLA
Pre-stabilized GLA
Owned landbank development
Future land development
Asset acquisition
Near-Term GLA

Source: Company Information

Existing Landbank and Attractive Pipeline within Current Markets Establish a Durable Competitive Advantage

LatAm LOGISTIC PROPERTIES

In Place Landbank

Owned and Controlled 203K Sqm




LatAm Parque Logístico Lima Sur

Peru, Lima & Callao
102K sqm




LatAm Parque Logístico Calle 80

Colombia, Bogota
101K sqm

Pipeline GLA (Costa Rica, Peru, Colombia)(1)

~820K Sqm in Various Stages of the Pipeline

~130K sqm
Identified Pipeline GLA

~500K sqm
Under Study GLA

~190K sqm
Under Negotiation GLA

Notes: (1) This business plan is based upon estimates and assumptions that, while considered reasonable by LLP and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP's control
Source: Company Information

LLP's Robust Geographic Expansion Strategy

LatAm LOGISTIC PROPERTIES

Regional expansion into new markets led by clients

- Existing tenants looking to improve and expand current operations with LLP both in Central and South America
- LLP is positioned as a platform capable of following clients within its target region (subject to compliance with established investment criteria)

New partners for the development of Class-A warehouses

- Development of new projects with leading real estate companies
- LLP does not develop on spec

Organic and inorganic opportunities

- LLP has a large pipeline of M&A targets, JV alliances and landbank targets

Geographic diversification mitigates macroeconomic and political risk

- New target markets are dollarized with attractive growth prospects

Geographic Expansion Opportunities[1]



New GLA under study (sqm in thousands)
This represents ~4.0x LLP's Operating GLA as of Jun-23
Central America and the Caribbean
~ 200
Mexico
+1,000
Ecuador
~ 200
Chile
~ 300
Current Operations
Expansion Plans

Notes: (1) Includes potential growth opportunities in the region
Source: Company information

Accomplished Management with Local/Regional Expertise

LatAm LOGISTIC PROPERTIES

Leadership and management team with an average of 16 years of industry experience.

Esteban Saldarriaga

CEO



- 15+ years of experience, 7 years with LLP
- Principal in the Investment Team at Jaguar Growth Partners, a global private equity firm
- Significant experience in real estate operating companies, infrastructure, and hard-asset sectors
- Led and executed multiple M&A transactions in the region
- International investment banking experience (J.P. Morgan and Ashmore-Inverlink)
- MBA from Columbia Business School in New York City and B.S. and M.Sc. in Economics from Universidad Javeriana in Bogota

Annette Fernández

CFO



- 15+ years of industry experience, 6 years with LLP
- Previously VP of Financial Operations and Investor Relations for FIBRA Prologis
- Experienced in investor relations and financial structuring
- Responsible for investor strategic management for a US$1 bn market cap Mexican REIT
- B.S. in Accounting from University of Puerto Rico

Aris Stamatiadis

Regional Acquisitions Manager



- 16+ years of experience, 8 years with LLP
- Previously General Manager at Colliers International in Central America

Guillermo Zarco

Country Manager, Colombia



- 17+ years of experience, 6 years with LLP
- Previously Logistics Portfolio Manager at Terranum

Alvaro Chinchayan

Country Manager, Peru



- 18+ years of experience, 7 years with LLP
- Previously Project Manager at PECSA and General Manager at Papelera Alfa

LLP has extensive industrial and real estate experience in Central and South America

Institutional Corporate Governance and Experienced Real Estate Shareholders

LatAm LOGISTIC PROPERTIES

Elevated corporate governance controls set a transparent and efficient framework

Protection of Minority Shareholders

Decision-making Thresholds

Governing Body	Businesses, transactions (M&A)[1], financing, JVs[2], etc. that represent:
Shareholders' Meeting Supermajority	Over 50% of LLP's market value
Shareholders' Meeting Simple Majority	Between 25% to 50% of LLP's market value
Board of Directors Supermajority	Between 15% to 25% of LLP's market value
Board of Directors Simple Majority	Between 10% to 15% of LLP's market value
CEO	Less than the greater of 10% of LLP's market value or US$ 50 million

Supermajorities

Shareholders' Meeting
(at least 70% of the shares present)

- ✓ Corporate purpose modification
- ✓ Merger, segregation, transformation, bankruptcy, dissolution or liquidation

Current Board of Directors[3]
(3 out of 5 members)

- ✓ Entry or exit of operations in countries outside Latin America and CAC
- ✓ Appointing / removing the CEO and CFO, and defining their remuneration
- ✓ Approval of legal actions against Senior Management
- ✓ Appointment of the Audit Committee's members
- ✓ Company's Corporate Governance Code approval

Related Party Policy

Related party transactions (includes shareholders with a stake over 20%) should be approved by the Audit Committee

Dividend Policy

Dividend policy will be put in place for distributing dividends after completing a growth phase

Shareholders that are Pioneers in Industrial RE for over 25 years



Gary Garrabrant
CEO, Jaguar Growth Partners
- 37 years of experience
- Former CEO and Co-Founder, Equity International



Thomas McDonald
Managing Partner and Head of Americas, Jaguar Growth Partners
- 29 years of experience
- Former Chief Strategic Officer, Equity International

Relevant Experience[4]

CPA Corporate Properties, Vesta, ParqueArauco, NH Hoteles, Terranvm, Bracor, brMalls

Notes: (1) Mergers and Acquisitions; (2) Joint Ventures, (3) Board of Directors may instead have 7 members after business combination, with 4 out of 7 required for action. (4) Selected experience of Mr. Garrabrant and Mr. McDonald in Equity International
Source: Company information.

Financial Highlights

- **2024E NOI[(1)] expected to be US$ 42 million,** representing a Compound Annual Growth Rate **(CAGR) between 2020 and 2024E of ~27%**
- **Historical EBITDA[(1)] growth** of a 35% CAGR between 2020 and 2024E with **increasing margins**
- IFRS financial figures **audited by a "Big Four" firm**



Revenues
(US$ mm)
CAGR 20-24E: 28.1%
18.9
25.6
31.9
40.1
50.8
2020
2021
2022
2023E
2024E



NOI(1)
(US$ mm)
CAGR 20-24E: 27.0%
16.3
22.1
26.6
33.9
42.4
2020
2021
2022
2023E
2024E



EBITDA(1) & EBITDA Margin(1)
(US$ mm)
63%
66%
69%
75%
78%
CAGR 20-24E: 35.0%
12.0
16.8
22.1
30.0
39.7
2020
2021
2022
2023E
2024E

Notes: (1) NOI, EBITDA, and EBITDA margin are non-IFRS measures. Does not include any pro-forma, one-time de-SPAC costs
Source: Company information

Valuation Benchmarking

LatAm LOGISTIC PROPERTIES

Category	LatAm	NYSE and BMV Listed: Vesta	NYSE Listed Companies (Sorted by EV[1]): Prologis	Rexford Industrial	EastGroup	First Industrial	Terreno	BMV Listed Companies (Sorted by EV[1]): FUNO	Fibra Prologis	Terrafina	Fibra MTY
Cap Rate[1] 2023E	6.5%[2] / 5.9%[3]	6.4%	n/a[4]	4.8%	4.6%	5.3%	4.5%	9.1%	5.5%	8.8%	8.0%
			Median: 4.7%					*Median: 8.4%*			
Cap Rate[1] 2024E	8.1%[2] / 7.3%[3]	5.9%	n/a[4]	5.5%	5.1%	5.7%	5.0%	9.7%	5.9%	9.3%	8.4%
			Median: 5.3%					*Median: 8.9%*			

Notes: (1) Enterprise Value ("EV") and Cap Rate are non-IFRS measures; (2) Implied Cap Rate is calculated based on estimated EV of $578mm and contracted NOI of $37.5 and $46.7 in 2023 and 2024 respectively; (3) Cap Rate is calculated based an estimated EV of $578mm; (4) Prologis excluded because NOI includes combined NOI from Real Estate Segment (rental operations and development) and NOI from Strategic Capital Segment (asset management fees)
Sources: FactSet. Market data as of 18/03/2024



LatAm Logistic Park Calle 80, Tenjo, Colombia

Recent Company Updates

Over 656K ft^2 of New Signed Leases Since October 2023

LatAm LOGISTIC PROPERTIES

Attracting multinational tenants; occupancy now exceeds 99%[1] of multi-country operating portfolio

New Tenants – Peru & Costa Rica

Multinational Fortune 100

- Projected rental revenue of + $43 mm over 10- year lease term
- 2239K ft^2 ,approx. 65% of building
- LatAm Callao Logistic Park - Peru

Multinational Fortune 500

- Pre-lease, 5 - year term
- 239K ft2, approx. 65% of building
- LatAm Verbena Logistic Park – Costa Rica

Andean Regional Mass Consumer Product Company

- Pre-lease, 6 - year term
- 102K ft^2, approx. 62% of building
- LatAm Callao Logistic Park - Peru

Peruvian Importer, Marketer & Distributor

- Pre-lease, 10- year term
- 223K ft^2, 100% of building
- LatAm Lima Sur Logistica Park - Peru



Logistic Park Verbena, San Jose, Costa Rica



Logistic Park Callao, Callao, Peru



Logistic Park Lurin I, Lima, Peru

[1]Occupancy of 96.6% when properties under development included

Source: Company information

Increased Liquidity Position on Strategic Sale and Refinancing

LatAm LOGISTIC PROPERTIES

Sale of world-class, developed and operated property and successful refinancing to reduce cost of debt

Strategic Disposition of Colombia Warehouse Facility

Sale and management services to Bancolombia

- Warehouse 500A, GLA of 289K ft[2]
- EDGE-certified, 100% leased with remaining term of 13 years
- Providing property management services
- Long-term partnership with Bancolombia

Executes Secured Credit Agreement

US$107.4 million credit facility[1]

- Credit agreement extended by Banco Nacional de Costa Rica
- 25–year tenor at fixed rate of 5.9% and 6.1% for first two years, respectively, variable rote of 3M SOFR +150 bps thereafter.
- Proceeds used to extinguish debt of an average rate of 9.3% and remaining 10-year tenor

Notes: (1) See Form F-4 for additional information regarding credit facilities.
Source: Company Information

LLP Investment Highlights

LatAm LOGISTIC PROPERTIES

1. **Operating Model**
Logistics Investment Strategy Focused on High Growth Markets

2. **Market Position**
Market Leader with Coveted Tenant Relationships

3. **Business Plan**
Attainable Business Plan with a Durable Competitive Advantage

4. **Financial Profile**
Value Creating Unit-level Economics

5. **Team**
Accomplished Management Team with a Strong Sustainability Focus

LatAm
LOGISTIC PROPERTIES